UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

May 17, 2005
(Date of report; date of
earliest event reported)

Commission file number: 1-3754

GENERAL MOTORS ACCEPTANCE CORPORATION

(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation or organization)	38-0572512 (I.R.S. Employer Identification No.)

200 Renaissance Center
P.O. Box 200 Detroit, Michigan
48265-2000
(Address of principal executive offices)
(Zip Code)

(313) 556-5000
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01 Regulation FD Disclosure

Sanjiv Khattri, GMAC’s Executive Vice President and Chief Financial Officer, today confirmed that GMAC expects year-over-year net income from its Financing Operations to be down and net income from its Mortgage and Insurance operations to be up. He stated that he expects GMAC’s consolidated net income to be at least $2.5 billion. This information was presented at the 2005 American Financial Services Association (AFSA) Conference for Fixed Income Investors in Boston, Massachusetts. The presentation is attached hereto as an exhibit.

Item 9.01 Financial Statements and Exhibits

Exhibit	Description	Method of Filing
99.1	Investor Presentation	Filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GENERAL MOTORS ACCEPTANCE CORPORATION
(Registrant)
Dated: May 17, 2005	/s/ Sanjiv Khattri
Sanjiv Khattri
Executive Vice President, Chief Financial Officer and Director

Dated: May 17, 2005	/s/ Linda K. Zukauckas
Linda K. Zukauckas
Vice President and Corporate Controller

EXHIBIT INDEX

Exhibit	Description	Method of Filing
99.1	Investor Presentation	Filed herewith.